EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Catcha Investment Corp (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Luke Elliot, Director and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: June 3, 2021	By:	/s/ Luke Elliot
Luke Elliot
Director and President (Principal Financial and Accounting Officer)